UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                                   reported):
                                  June 12, 2006


                            COMVERSE TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)


         NEW YORK                      0-15502                    13-3238402

(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)


                                909 Third Avenue,
                               New York, New York
                                      10022

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (212) 652-6801


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 12, 2006, Comverse Technology, Inc. (the "Company") issued a press release announcing selected unaudited financial information for the fiscal quarter ended April 30, 2006. A copy of the press release is attached hereto as
Exhibit 99.1 to this report and incorporated herein by reference.

In accordance with General Instruction B.2. the foregoing information and the information set forth in the first four paragraphs of Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information disclosed under Item
2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

The Company has notified The NASDAQ Stock Market that it will not timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2006 and, accordingly, the Company expects to receive an additional Staff Determination Letter from The NASDAQ Stock Market indicating that the delay in the filing of the Form 10-Q could serve as an additional basis for the potential delisting of the Company's securities from NASDAQ, under NASDAQ Marketplace Rule 4310(c)(14).

As previously disclosed, on April 20, 2006 the Company announced that, due to the delay in the filing of its Annual Report on Form 10-K for the fiscal year ended January 31, 2006, it had received a Staff Determination Letter from The NASDAQ Stock Market indicating that the Company's securities were subject to delisting based upon the delinquent Form 10-K, unless the Company requested a hearing before the NASDAQ Listing Qualifications Panel. The Company requested a hearing and presented its plan to regain compliance with NASDAQ's filing requirement at an in-person hearing before the NASDAQ Panel on May 25, 2006. The NASDAQ Panel has not yet issued a decision as a result of that hearing.

The Company intends to submit to the NASDAQ Panel, within the permissible timeframe, its plan to file the Form 10-Q for the quarterly period ended April 30, 2006. It is expected that the NASDAQ Panel's hearing decision will address both the late Form 10-K and late Form 10-Q filings referenced above. However, there can be no assurance that the NASDAQ Panel will grant the Company's request for continued listing on NASDAQ.

ITEM 8.01         OTHER EVENTS

As a result of the ongoing review by the Special Committee of the Company's Board of Directors relating to the Company's stock option grants, the Company will today file a Form 12b-25 with the Securities and Exchange Commission (the "SEC") indicating that its Quarterly Report on Form 10-Q for the quarter ended April 30, 2006 will not be filed with the SEC by the SEC deadline of June 9, 2006. The Company will not seek a 5-day filing extension because it does not believe it will file the Quarterly Report within the extension period.

The Company intends to issue results for the quarterly period ended April 30, 2006 and the fiscal year ended January 31, 2006, and to file its Quarterly Report on Form 10-Q for the quarter ended April 30, 2006 and Annual Report on Form 10-K for the fiscal year ended January 31, 2006, together with any restated historical financial statements, as soon as practicable after the completion of the Special Committee's review.

Note: This Current Report contains "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the results of the review of the Special Committee, appointed by the Board of Directors on March 14, 2006, of matters relating to the Company's stock option grants, including, but not limited to, the accuracy of the stated dates of option grants and whether all proper corporate procedures were followed; the impact of any restatement of financial statements of the Company or other actions that may be taken or required as a result of such reviews; the Company's inability to file reports with the Securities and Exchange Commission; risks associated with the Company's inability to meet NASDAQ requirements for continued listing, including possible delisting; risks of litigation and of governmental investigations or proceedings arising out of or related to the Company's stock option grants or any restatement of the financial statements of the Company; risks associated with integrating the businesses and employees of the GSS division of CSG Systems, International and Netcentrex S.A.; changes in the demand for the Company's products; changes in capital spending among the Company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the Company or its competition; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; aggressive competition may force the Company to reduce prices; a failure to compensate any decrease in the sale of the Company's traditional products with a corresponding increase in sales of new products; risks associated with changes in the competitive or regulatory environment in which the Company operates; risks associated with prosecuting or defending allegations or claims of infringement of intellectual property rights; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the Company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the Securities and Exchange Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of the Company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These documents are available through the Company, or its website, www.cmvt.com, or through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

       (d)      EXHIBITS:

Exhibit No.                                Description
-----------                                -----------
   99.1           Press Release of Comverse Technology, Inc. dated June 12, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMVERSE TECHNOLOGY, INC.


Date:  June 12, 2006                        By: /s/ Paul L. Robinson
                                            Name:  Paul L. Robinson
                                            Title:  Executive Vice President

                                  EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------
   99.1           Press Release of Comverse Technology, Inc. dated June 12, 2006